Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Condensed Income Statement
Interest income	$15,535	15,945	15,322	15,957	16,556
Interest expense	1,163	1,432	1,793	1,959	2,378
Net interest income	14,372	14,513	13,529	13,998	14,178
Provision (credit) for loan losses	(52)	(151)	976	16	1,173
Net interest income after provision	14,424	14,664	12,553	13,982	13,005
Non-interest income	3,465	4,305	4,278	3,319	3,839
Non-interest expense	11,492	11,944	11,653	11,116	11,072
Income before income taxes	6,397	7,025	5,178	6,185	5,772
Provision for income taxes	1,157	1,283	928	1,128	746
Net income	$5,240	5,742	4,250	5,057	5,026
Amort/Accret income on acquired loans	$249	186	181	294	667
Amort/Accret expenses on acquired interest-bearing liabilities	$—	1	—	2	3
Tax-equivalent net interest income	$14,432	14,577	13,594	14,066	14,254

Per Share Data
Dividends per share	$0.19	0.19	0.18	0.18	0.18
Basic earnings per common share	$0.41	0.44	0.33	0.39	0.39
Diluted earnings per common share	$0.41	0.44	0.33	0.39	0.39
Book value per share	$18.66	18.73	18.46	18.27	18.00
Tangible book value per share	$13.87	13.93	13.66	13.47	13.18
Weighted average common shares outstanding:
Basic	12,794,824	12,852,614	12,937,865	12,940,975	12,926,077
Diluted	12,794,852	12,852,657	12,937,901	12,941,001	12,927,666
Shares outstanding at period end	12,820,108	12,858,325	12,926,686	12,975,879	12,969,076

Selected Financial Ratios
Return on average assets	1.20%	1.31%	0.97%	1.19%	1.23%
Return on average equity	8.80%	9.52%	7.08%	8.63%	8.75%
Return on average tangible equity	11.81%	12.83%	9.56%	11.74%	12.00%
Dividend payout ratio	46.34%	43.18%	54.55%	46.15%	46.15%
Net interest margin (tax equivalent)	3.68%	3.71%	3.47%	3.70%	3.92%
Efficiency ratio (tax equivalent)	64.21%	63.26%	65.20%	63.94%	61.19%

Selected Balance Sheet Items
Cash and cash equivalents	$41,144	31,730	24,485	42,736	24,795
Debt and equity securities	276,774	248,624	199,044	194,883	183,123

Loans:
Commercial and industrial	$107,630	100,254	124,628	125,492	85,356
Commercial, secured by real estate	855,894	843,230	843,943	833,286	829,461
Residential real estate	328,265	309,692	327,689	334,349	318,009
Consumer	35,799	36,917	36,504	32,859	28,955
Agricultural	8,698	10,100	8,920	11,071	10,519
Other, including deposit overdrafts	346	363	403	283	436
Deferred net origination fees	(1,531)	(1,135)	(1,927)	(1,902)	(349)
Loans, gross	1,335,101	1,299,421	1,340,160	1,335,438	1,272,387
Less allowance for loan losses	5,679	5,728	5,974	5,016	5,008
Loans, net	$1,329,422	1,293,693	1,334,186	1,330,422	1,267,379

Total earning assets	$1,634,818	1,562,392	1,547,538	1,554,537	1,462,485
Total assets	1,818,321	1,745,884	1,725,615	1,735,332	1,636,280
Total deposits	1,537,116	1,455,423	1,430,394	1,438,921	1,345,872

	Three Months Ended
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Selected Balance Sheet Items, continued
Long-term debt	17,000	22,000	31,999	33,998	35,996
Total shareholders’ equity	239,246	240,825	238,585	237,047	233,478
Equity to assets ratio	13.16%	13.79%	13.83%	13.66%	14.27%
Loans to deposits ratio	86.86%	89.28%	93.69%	92.81%	94.54%

Tangible common equity (TCE)	$177,805	179,127	176,624	174,823	170,994
Tangible common assets (TCA)	1,756,880	1,684,186	1,663,654	1,673,108	1,573,796
TCE/TCA	10.12%	10.64%	10.62%	10.45%	10.87%

Selected Average Balance Sheet Items
Cash and cash equivalents	$37,269	49,273	42,661	46,292	25,101
Debt and equity securities	260,147	218,816	197,788	182,371	204,912

Loans	$1,313,803	1,313,892	1,339,608	1,318,753	1,252,554
Less allowance for loan losses	5,715	5,920	5,250	4,998	3,938
Net loans	$1,308,088	1,307,972	1,334,358	1,313,755	1,248,616

Total earning assets	$1,589,582	1,561,392	1,558,886	1,528,610	1,462,946
Total assets	1,775,154	1,742,947	1,741,998	1,704,303	1,638,486
Total deposits	1,488,156	1,447,217	1,445,573	1,412,082	1,346,770
Short-term borrowings	342	—	—	82	1,415
Long-term debt	19,689	30,803	33,020	34,964	38,325
Total shareholders’ equity	241,517	239,881	238,990	235,587	231,058
Equity to assets ratio	13.61%	13.76%	13.72%	13.82%	14.10%
Loans to deposits ratio	88.28%	90.79%	92.67%	93.39%	93.00%

Asset Quality
Net charge-offs (recoveries)	$(3)	95	18	8	210
Other real estate owned	—	—	—	—	—

Non-accrual loans	3,365	3,718	4,110	3,876	2,829
Loans past due 90 days or more and still accruing	—	—	94	38	39
Total nonperforming loans	$3,365	3,718	4,204	3,914	2,868

Net charge-offs to average loans	0.00%	0.03%	0.01%	0.00%	0.07%
Allowance for loan losses to total loans	0.43%	0.44%	0.45%	0.38%	0.39%
Nonperforming loans to total loans	0.25%	0.29%	0.31%	0.29%	0.23%
Nonperforming assets to total assets	0.19%	0.21%	0.24%	0.23%	0.18%

Assets Under Management
LCNB Corp. total assets	$1,818,321	1,745,884	1,725,615	1,735,332	1,636,280
Trust and investments (fair value)	673,742	628,414	524,502	516,076	455,974
Mortgage loans serviced	127,290	137,188	120,546	100,189	94,805
Cash management	118,494	116,792	119,520	116,615	77,471
Brokerage accounts (fair value)	299,355	292,953	267,307	255,276	235,278
Total assets managed	$3,037,202	2,921,231	2,757,490	2,723,488	2,499,808

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	March 31, 2021 (Unaudited)	December 31, 2020
ASSETS:
Cash and due from banks	$18,201	17,383
Interest-bearing demand deposits	22,943	14,347
Total cash and cash equivalents	41,144	31,730
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,506	2,389
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	237,619	209,471
Debt securities, held-to-maturity, at cost	24,695	24,810
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,329,422	1,293,693
Premises and equipment, net	35,243	35,376
Operating leases right of use asset	6,865	6,274
Goodwill	59,221	59,221
Core deposit and other intangibles	3,108	3,453
Bank owned life insurance	42,416	42,149
Interest receivable	8,665	8,337
Other assets	15,463	17,027
TOTAL ASSETS	$1,818,321	1,745,884

LIABILITIES:
Deposits:
Noninterest-bearing	$475,127	455,073
Interest-bearing	1,061,989	1,000,350
Total deposits	1,537,116	1,455,423
Long-term debt	17,000	22,000
Operating lease liabilities	6,998	6,371
Accrued interest and other liabilities	17,961	21,265
TOTAL LIABILITIES	1,579,075	1,505,059

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares; issued 14,196,008 and 14,163,904 shares at March 31, 2021 and December 31, 2020, respectively; outstanding 12,820,108 and 12,858,325 shares at March 31, 2021 and December 31, 2020, respectively	142,639	142,443
Retained earnings	117,863	115,058
Treasury shares at cost, 1,375,900 and 1,305,579 shares at March 31, 2021 and December 31, 2020, respectively	(21,859)	(20,719)
Accumulated other comprehensive income, net of taxes	603	4,043
TOTAL SHAREHOLDERS' EQUITY	239,246	240,825
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,818,321	1,745,884

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
INTEREST INCOME:
Interest and fees on loans	$14,535	15,227
Dividends on equity securities with a readily determinable fair value	13	14
Dividends on equity securities without a readily determinable fair value	6	16
Interest on debt securities, taxable	718	950
Interest on debt securities, non-taxable	224	285
Other investments	39	64
TOTAL INTEREST INCOME	15,535	16,556
INTEREST EXPENSE:
Interest on deposits	1,028	2,117
Interest on short-term borrowings	1	7
Interest on long-term debt	134	254
TOTAL INTEREST EXPENSE	1,163	2,378
NET INTEREST INCOME	14,372	14,178
PROVISION (CREDIT) FOR LOAN LOSSES	(52)	1,173
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	14,424	13,005
NON-INTEREST INCOME:
Fiduciary income	1,529	1,103
Service charges and fees on deposit accounts	1,366	1,295
Net gains on sales of debt securities	—	221
Bank owned life insurance income	267	601
Gains from sales of loans	43	120
Other operating income	260	499
TOTAL NON-INTEREST INCOME	3,465	3,839
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,433	6,768
Equipment expenses	368	287
Occupancy expense, net	794	682
State financial institutions tax	444	436
Marketing	268	177
Amortization of intangibles	257	260
FDIC insurance premiums (credit), net	113	(1)
Contracted services	540	402
Other non-interest expense	2,275	2,061
TOTAL NON-INTEREST EXPENSE	11,492	11,072
INCOME BEFORE INCOME TAXES	6,397	5,772
PROVISION FOR INCOME TAXES	1,157	746
NET INCOME	$5,240	5,026

Dividends declared per common share	$0.19	0.18
Earnings per common share:
Basic	0.41	0.39
Diluted	0.41	0.39
Weighted average common shares outstanding:
Basic	12,794,824	12,926,077
Diluted	12,794,852	12,927,666